Exhibit 99.1

Strictly Confidential Global Aviation Holdings Inc. Bondholder Presentation Q1 2011

Strictly Confidential 2 Disclaimer The information ("Confidential Information") contained in this presentation is strictly confidential and is provided by Global Aviation Holdings (the "Company") to you solely for your reference and may not be retransmitted or distributed to any other persons for any purpose whatsoever. The Confidential Information is subject to change without notice, its accuracy is not guaranteed, has not been independently verified and it may not contain all material information concerning the Company. None of Jefferies, its affiliates, the Company nor any of their respective directors makes any representation or warranty (express or implied) regarding, and assumes any responsibility or liability for, the accuracy or completeness of, or any errors or omissions in, any information or opinions contained herein. None of the Company, Jefferies or any of their respective directors, officers, employees, stockholders or affiliates nor any other person accepts any liability (in negligence, or otherwise) whatsoever for any loss howsoever arising from any use of this presentation or its contents or otherwise arising in connection therewith. No reliance may be placed for any purposes whatsoever on the information set forth in this presentation or on its completeness. This presentation does not constitute or form part of any offer or invitation for sale or subscription of or solicitation or invitation of any offer to buy or subscribe for any securities, nor shall it or any part of it form the basis of or be relied on in connection with any contract or commitment whatsoever. This presentation contains statements that constitute forward-looking statements which involve risks and uncertainties. These statements include descriptions regarding the intent, belief or current expectations of the Company or its officers with respect to the consolidated results of operations and financial condition, and future events and plans of the Company. These statements can be recognized by the use of words such as "expects," "plans," "will," "estimates," "projects," or words of similar meaning. Such forward-looking statements are not guarantees of future performance and actual results may differ from those in the forward-looking statements as a result of various factors and assumptions. You are cautioned not to place undue reliance on these forward looking statements, which are based on the current view of the management of the Company on future events. The Company does not undertake to revise forward-looking statements to reflect future events or circumstances.

Strictly Confidential Presentation Agenda Section 1 Business Update Section 2 Transaction Overview Appendix Other Bondholder Considerations 3

Strictly Confidential Business Update 4

Strictly Confidential Global Aviation at a Glance Revenue .2009A: $1,043 million .2010E: $1,157 million .Adjusted EBITDA Margin .2009A: 8% .2010E: 10% .Fleet: 29 aircraft .Passenger: 16 .Freighters: 13 .Total 2010E Revenue Block hours: 86,999 (62% military / 38% commercial) .Employees: 2,200 .Headquarters: Peachtree City, GA and JFK Airport .Air Carriers: World and North American .History: In business for 63 years, 59-year track record of service to the U.S. military and their families 5

4Q 2010 – 1Q 2011 Business Update 6 Estimated 2010 Results Revenue of $1,157 million up $114 million or 11% versus 2009 Adjusted EBITDA (1) of $111 million up $26 million or 30% versus 2009 IPO costs – 4Q 2010 charge of $2.2 million Retired DC-10 fleet - charge of $10.2 million (non-cash $8.3 million / cash $1.9 million) and $4.1 million (non-cash $4.0 million / cash $0.1 million) in 4Q 2010 and 1Q 2011, respectively Subleased B757-200 to USAirways – 4Q 2010 charge of $4.5 million AMC passenger block hours down 9% versus 2009, due to more competition for medium-size passenger missions AMC cargo block hours up 47% versus 2009 due to larger AMC market and stronger demand for our B747-400 freighters in the first half of 2010 Commercial cargo demand recovered to pre-recession levels – Block hours up 21% versus 2009 Delivery of 3rd B747-400BDSF in January 2011. . . Expect 4th in late March 2011 December 31 cash balance of ~$75 million Decreasing due to large engine overhaul requirement in 1H 2011 Continued fleet modernization World retired its final DC-10 aircraft in January 2011 Projected to have five B747-400 freighters in the World fleet by end of 2011 (1) See Appendix A on page 22

Strictly Confidential Air Mobility Command Update .Program Changes .Additional weighting of stage 1 pledge aircraft and removal of stage 1 participation levels benefit charter carriers like World and North American .Entitlement points awarded based on prior years flying levels not just aircraft pledged .Change will benefit charter carriers such as World and North American that fly majority of AMC missions .Suspension of the 60 / 40 rule .New medium passenger category benefits North American .New program changes result in World and North American representing 18% of total entitlements (up from 4% prior to changes) .World and North American expected to continue flying 95% of Alliance Team share in 2011 (see teaming chart on p. 19) .World and North American co-leaders of the Alliance Team (represent 2/3 of voting members) .FY2011 proposed contract changes expected to be favorable .Maintaining status as 1st in line for Alliance passenger flights and “contoured” cargo flights .2nd in line for Alliance B747 cargo flights .Lower commission rates in FY2011 due to World and North American receiving large direct entitlement percentages .Team member movements for FY2011 .Delta to FedEx team .Continental to Alliance team 7 .FY11 AMC rates down .Final 2011 rates are down .5.2% large category passenger .5.5% medium category passenger .2.0% large category cargo .Initial published rates were lower .Protest filed with US TRANSCOM .Rates improved and protest withdrawn through appeal process .Anticipate increase to fuel peg rate to approximate current market conditions

Strictly Confidential Strong and Growing Commercial Air Cargo Sector .Revenue improvements driven by higher block hours, higher yields and increased utilization on both our MD-11 and B747 aircraft .Demand for air cargo transport rebounded sharply in 2010 after an 18-month decline beginning in Summer 2008 .Air cargo traffic expected to grow 5.9% annually through 2029 Historical Air Cargo Traffic Growth Since 1985 (1) 1.9 12.1 13.3 9.6 9.8 0.9 (2.1) 2.6 9.3 12.5 10.3 7.1 12.2 0.1 6.4 8.5 (5.3) 6.5 4.1 11.6 1.9 3.4 3.3 (1.8) (11.3) 20.0 (250) (200) (150) (100) (50) 0 50 100 150 200 250 (15) (10) (5) 0 5 10 15 20 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 Percentage Change in Air Cargo Traffic (%) Actual Traffic RTKs, (Bn) (1) Boeing World Air Cargo Forecast 2010 – 2011 as of November 2010. % Traffic Change Actual Traffic 3 3.6 4.2 6.6 6.7 7.9 9.2 0 2 4 6 8 10 North America Intra Europe NA-Europe Europe-Asia NA-Asia Intra Asia Domestic China Asian Routes vs. Non-Asian Routes Expected Air Cargo Traffic Growth 2010-2029 (Annual Growth, Percentage) (1) World Average: 5.9% .Asian markets will lead industry growth .NA & EU to Asia and Intra-Asia freight growth far ahead of world average going forward .Focus markets for B747-400 work 8

Revenue and EBITDA Bridge for 2009A to 2010E 9 Operating Revenue Bridge – 2009A to 2010E Adjusted EBITDA Bridge – 2009A to 2010E ($Millions) (1) See Appendix A on page 22 (2) Includes certain non-cash and non operating items and carve-outs as defined in current indenture and excludes asset impairment and aircraft retirements. (1) (1) (2)

Strictly Confidential 2011 Guidance .Capital Expenditures .Significant engine overhaul requirements at World .Military .Rate declines in all military categories .Inflation indices unrepresentative of 2011 costs due to “Black Swan” event in base period .Lower rates for World’s DC-10 fleet .Anticipate some reduction in military passenger block hours .Anticipate solid AMC cargo growth and other government bid opportunities .Commercial Cargo .Significant EBITDA growth forecast .Addition of three B747-400 aircraft (two scheduled 1Q 2011 and one to be sourced) .Commercial Passenger .New short-term business generation with scheduled service carriers .WestJet .Caribbean / Air Jamaica 10

Strictly Confidential Transaction Overview 11

Strictly Confidential Situation Overview .Two factors anticipated to negatively impact covenant compliance .Increase of engine and airframe overhaul capital expenditures .Most major maintenance events are pre-funded with balance sheet “paid-in” maintenance reserves .Timing of capital expenditure spend will lead to significant increase in 2011 .Current covenant definition does not incorporate $124 million of paid-in maintenance reserves and $25 million of lessor maintenance contributions existing before bonds were issued .FY2011 Air Mobility Command (AMC) rate decrease .Large and medium passenger rates decreased 5.2% and 5.5%, respectively .Cargo rates decreased 2.0% .Net free cash flow normalizes in 2012 following anticipated improvement in AMC rates and return to historical capital expenditure spend .Anticipated covenant default beginning in first half of 2011 requires a technical covenant waiver 12

Strictly Confidential Waiver Request and Indenture Amendment .Allow paid-in cash maintenance reserves, including lessor contributions, of ~$150 million, either as funded by the lessee or due to the lessor under the then existing lease agreement from the lessor, that existed at July 31, 2009 to be utilized as offset to capital expenditure component of the Minimum Consolidated Cash Flow covenant .Reserves are real cash offset in financial statements .Aligns capital spending with covenant .Anticipated capital expenditures of $94 million in 2011; however, 2011 estimated capital expenditures are $44 million net of paid-in cash maintenance reserves that were available at July 31, 2009 .Other Indenture Amendments .Modify definition of “Permitted Investments” for up to $4 million loan to ATA Plan Trust for appellate proceedings .If FedEx judgment is upheld on appeal, the ATA estate receives $71 million in proceeds .85% of net proceeds to Global .FedEx has posted a bond for its potential liability and reserved a loss in latest quarterly financials .Global to provide line-of-credit facility in order to fund ATA bankruptcy trust .Provide add-back for one-time costs incurred associated with IPO and consent .Provide increase to existing add-back allowance for asset impairment and aircraft retirements .Bondholders receive a consent fee of 50 basis points to be paid to all holders upon the receipt of consents in excess of 50.1% of the then outstanding notes .Global expects that similar modifications will be made to the terms of its Second Lien debt in connection with the amendment 13

Strictly Confidential $1.6 $1.4 $2.1 $1.2 $1.6 $3.3 $0.0 $1.0 $2.0 $3.0 $4.0 2006 PF 2007 PF 2008 PF 2009 2010 2011E Capital Expenditures .As mentioned on the previous slide, capital expenditures for 2011 are estimated at $94 million .However, 2008, 2009 and 2010E capital expenditures were $58, $37 and $55 million, respectively .2008 and 2011E are periods of large maintenance capital expenditure on a per aircraft basis 14 Capital Expenditures per Average Aircraft ($Millions)

Strictly Confidential Paid-in Maintenance Reserves .In the context of operating leases for aircraft, Cash Maintenance Reserve Payments are payments made on a regular, usually monthly, basis by the lessee to the lessor, and are generally based upon the age and utilization of the aircraft in question. These payments are made to ensure cash is available to fund scheduled maintenance events in the future. As a result, at the time an aircraft is taken out of service for maintenance, the lessor should have received funds to cover the cost of the overhaul from the lessee .Should a lessee default who has been making cash maintenance reserve payments, the assumption is that the lessor would generally not be harmed as received reserve payments would be used to restore its aircraft .When the actual qualifying airframe or engine overhaul event occurs, the lessee typically pays for the work (which is accounted for as capital expenditures) and then the lessor reimburses the lessee from amounts previously received as maintenance reserve payments .Paid-in Maintenance Reserves that existed at July 31, 2009 are available to minimize the net cash utilized to fund capital expenditures post July 31, 2009 15

Strictly Confidential

GLOBAL AVIATION HOLDINGS

Covenant Test Proposal

($Millions)

	Covenant Test as Currently Defined					Revised Covenant Test				
	4Q09	1Q10	2Q10	3Q10	4Q10E	4Q09	1Q10	2Q10	3Q10	4Q10E
Consolidated Cash Flow	$28.6	$32.9	$35.6	$28.6	$21.7	$28.6	$32.9	$35.6	$28.6	$21.7
Total CAPEX	($10.9)	($18.8)	($7.5)	($15.9)	($12.0)	($10.9)	($18.8)	($7.5)	($15.9)	($12.0)
Cash Contributed	**$17.7**	**$14.1**	**$28.0**	**$12.7**	**$9.7**	**$17.7**	**$14.1**	**$28.0**	**$12.7**	**$9.7**
Maintenance Add-Back	-	-	-	-	-	7.6	9.9	1.2	8.9	5.1
S-1 Cost Add-Back	-	-	-	-	-	-	-	-	-	2.2
Asset Impairments / Retirements	-	-	-	-	-	-	-	-	-	6.4
TTM Consolidated Cash Flow	$97.3	$99.2	$117.1	$125.7	$118.7	$97.3	$99.2	$117.1	$125.7	$118.7
TTM Total CAPEX	($37.2)	($48.5)	($47.8)	($53.1)	($54.3)	($37.2)	($48.5)	($47.8)	($53.1)	($54.3)
TTM Cash Contributed	**$60.1**	**$50.7**	**$69.4**	**$72.5**	**$64.5**	**$60.1**	**$50.7**	**$69.4**	**$72.5**	**$64.5**
TTM Maintenance Add-Back	-	-	-	-	-	7.6	17.5	18.7	27.7	25.2
TTM S-1 Cost Add-Back	-	-	-	-	-	-	-	-	-	2.2
TTM Asset Impairments / Retirements	-	-	-	-	-	-	-	-	-	6.4
Adjusted TTM Cash Contributed	**60.1**	**50.7**	**69.4**	**72.5**	**64.5**	**67.7**	**68.2**	**88.1**	**100.2**	**98.2**
Minimum Cash Flow Required	45.0	45.0	45.0	50.0	50.0	45.0	45.0	45.0	50.0	50.0
Compliance / (Deficit)	**$15.1**	**$5.7**	**$24.4**	**$22.5**	**$14.5**	**$22.7**	**$23.2**	**$43.1**	**$50.2**	**$48.2**

- Military rate reductions unfavorably influence AMC EBITDA levels
- High 2011 capital expenditure requirements
- Continued commercial cargo growth and improved EBITDA
- Compliance in 2011 to approximate 2010 with maintenance and other add-backs

16

Strictly Confidential Appendix 17

Strictly Confidential

Global's Diversification Yields an Attractive Business Mix

Military Passenger

- Largest provider of U.S. military passenger transport services
- Transport U.S. military personnel and families to and from overseas destinations
- 59-year track record
- Fuel pass-through

Military Cargo

- Transport cargo to and from overseas destinations
- Global's military cargo business has grown ~40% annually since 2007
- 747-400 and MD-11 freighters provide well diversified, comprehensive cargo capabilities
  - Shift by military to increased use of MD-11, contoured cargo freighters
- Fuel pass-through

Commercial Cargo

- Provides long-range international cargo services primarily to air cargo carriers and freight forwarders
- Most customers lease aircraft on an Aircraft, Crew, Maintenance and Insurance ("ACMI") basis and are responsible for other operating costs including fuel
- Recent or current customers include Jade Cargo, Cargolux, Etihad Airways, ANA Aviation Services, Lufthansa Cargo, Asiana Airlines
- Sole MD-11 ACMI operator in the industry

Commercial Passenger

- Provides both domestic and international charter passenger services
- ~80% of 2010E block hours derived from ACMI contracts
- Customers include air carriers, political campaigns, tour companies, sports teams, etc.

2010E Revenue Block Hours


Commercial Cargo 31%
Military Passenger 53%
Commercial Passenger 7%
Military Cargo 9%

2010E Flight Revenue


Commercial Cargo 14%
Commercial Passenger 3%
Military Cargo 12%
Military Passenger 71%

18

Strictly Confidential

GLOBAL AVIATION HOLDINGS

Largest Provider of Military Air Transport Services

- Military cannot meet requirements for transporting troops and cargo in peace or war
  - Airlines commit aircraft for military use through Civil Reserve Air Fleet ("CRAF")
  - Continued geopolitical instability ensures strong demand for CRAF's services
- Participating airlines have established three teams that support Air Mobility Command ("AMC")
  - World Airways and North American are the co-leaders of the Alliance Team, the largest of the three teams
  - 2011 program changes are favorable
- Allotted share is based on points for each aircraft committed by partners
  - Typically only one or two team members actually fly – others receive commissions based on aircraft pledged to the AMC team and points attained
- World / North American flew 95% of Alliance Team's passenger share
  - 1st in-line for Alliance passenger flights
  - 1st in-line for Alliance MD-11, contoured cargo flights
  - 2nd in-line for Alliance B747 cargo flights

AMC Teams – FY 2011

Alliance Team (43%)		FedEx Team (38%)		UPS Team (19%)	
American	North American	Air Transport Int'l	Hawaiian	ABX Air	**Ryan**
Astar Air	United	**Atlas Air**	**Omni**	**Kalitta Air**	**Southern Air**
Continental	US Airways	**Delta**	Polar	**National Air Cargo**	**UPS**
Evergreen	World	**FedEx**			
FY 2010 Share (56%)		**FY 2010 Share (28%)**		**FY 2010 Share (16%)**	

Note: Bold represents team members that fly a portion of their teams' entitlements.

19

Strictly Confidential Modern & Versatile Fleet .Cross-utilization of aircraft in military and commercial businesses .Wide-body fleet well-positioned to capture growth in international cargo market .Modern cockpits which require only two pilots .86% of leases expire within 4 years As of March 15, 2011 Aircraft Type World Airways North American Year of Average Mfg. Lease Expiration Range Boeing 757-200 (passenger) -- 4 1998 2012-2013 Boeing 767-300ER(passenger) -- 5 1995 2011-2014 Boeing 747-400 (freighter) (1) 4 -- 1994 2017-2018 McDonnell Douglas MD-11 (freighter) 9 -- 1992 2012-2015 McDonnell Douglas MD-11 (passenger) 7 -- 1992 2011-2014 Total 20 9 (1) World will receive a 4th B747-400 in March 2011 that has been included in the chart. 20

Strictly Confidential Strong, Experienced Management Team .We have a strong management team with extensive experience in the air transport industry .Collectively, our team has approximately 100 years of industry experience .Our key executives have held senior level positions at passenger and cargo divisions of leading charter and scheduled service airlines with domestic and international operations such as: .Robert Binns, CEO TransMeridian Airlines, Pegasus Aviation, TWA .Charles McDonald, President TransMeridian Airlines, British Aerospace Regional Aircraft, AMR Corporation .William Garrett, CFO Gemini Air Cargo, Vanguard Airlines, Senior Industry Advisor .Brian Bauer, CCO Evergreen International Airlines .Brian Gillman, General Counsel Mesa Air Group, Vanguard Airlines 21

Appendix A 22 $ 85,440 $ 110,981 Adjusted EBITDA 5,716 6,461 Asset impairment and aircraft retirements (85,305) 1,239 (Gain)/loss on debt extinguishment (58,122) 4,022 (Gain)/loss on investment 71,092 92,922 Depreciation and amortization (43,836) (11,556) Income tax expense (benefit) 53,936 44,042 Interest expense, net of interest income $ 141,959 $ (26,149) Net income (loss) 2009 2010 Adjusted EBITDA For the year ended December 31, (in thousands)